SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2001

CINTAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation	0-11399 (Commission File Number)	31-1188630 (IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737

(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code	(513) 459-1200

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

               Cintas Corporation issued the attached press release on November 14, 2001.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                99.1    Press Release dated November 14, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2001	CINTAS CORPORATION By: /s/Robert E. Coletti Robert E. Coletti Assistant Secretary